UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 857-320-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 10, 2023 Tango Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”), for the private placement (the “Private Placement”) of (i) 13,196,671 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at $5.15 per Share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 2,340,579 shares of Common Stock (the “Warrant Shares” and together with the Shares and the Pre-Funded Warrants, the “Securities”), at a purchase price of $5.1499 per Pre-Funded Warrant. The Pre-Funded Warrants will have an exercise price of $0.0001 per share of Common Stock, be immediately exercisable and remain exercisable until exercised in full. The holders of Pre-Funded Warrants may not exercise a Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holders of Pre-Funded Warrants may increase or decrease such percentages not in excess of 19.99% by providing at least 61 days’ prior notice to the Company. The aggregate gross proceeds for the Private Placement will be approximately $80 million, before deducting offering commissions and estimated offering expenses payable by the Company.

The closing of the Private Placement is anticipated to occur on August 11, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions. Pursuant to the Purchase Agreement, the Company also agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or before September 1, 2023 (subject to certain exceptions) for purposes of registering the resale of the Shares (including the Warrant Shares), to use its commercially reasonable efforts to have such registration statement to be declared effective within the time period set forth in the Purchase Agreement and to keep such registration statement effective for up to three years. The Company will also agree among other things, to indemnify the Purchasers and the Purchaser’s affiliates under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligation to file such registration statement. Additionally, at, and as a condition to, the closing of the Private Placement, the directors and executive officers of the Company will enter into agreements, in the form attached to the Purchase Agreement, not to dispose of any shares of Common Stock and other securities of the Company that they own for ninety days, subject to customary exceptions (the “Lock-Up Agreements”).

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated by the SEC thereunder, as a transaction by an issuer not involving a public offering. The Purchasers have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries of the Private Placement, the Purchase Agreement, Lock-Up Agreements and the form of Pre-Funded Warrant do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement (including the form of Lock-Up Agreement attached thereto) and the form of Pre-Funded Warrant, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Private Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The securities issued and sold in the Private Placement are being offered pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. The Company relied on this exemption from registration for the Private Placement based in part on the representations made by the Purchasers, including the representations with respect to each Purchaser’s investment intent. The securities were not issued through any general solicitation or advertisement. A Form D filing will be made following the closing of the Private Placement in accordance with the requirements of Regulation D.

Item 7.01 Regulation FD Disclosure.

On August 10, 2023, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation express or implied statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement, and the Company’s plans to file a registration statement to register the resale of the Shares to be issued and sold in the Private Placement. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s in the Annual Report on Form 10-K for the period ended December 31, 2022 and its Quarterly Reports on Form 10-Q and its other filings made with the SEC from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated August 10, 2023, by and among Tango Therapeutics, Inc. and the parties named therein.

99.1	Press release issued by Tango Therapeutics, Inc. on August 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023	Tango Therapeutics, Inc.

	By:	/s/ Douglas Barry
Name: Douglas Barry
Title: General Counsel